Exhibit 10.30.06
October 21, 2009
CONFIRMATION

To:	Ashford Hospitality LP (“Counterparty”)
14180 Dallas Parkway, Suite 1100
Dallas, Texas 75254
Attn: Swap Documentation
Tel: 972-778-9202 Fax: 972-778-9261

Fr:	Calyon New York Branch (“CALNY”)
1301 Avenue Of The Americas, 16th Floor
New York, NY 10019
Attn: Swaps Department
Tel: 212-261-7415/7136 Fax:917-849-5517

Re:	Flooridor Transaction dated as of October 13, 2009 (CALNY refs: 3087806NY and 3087801NY)

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transactions (the “Transaction”) entered into between us on the Trade Date as specified here below. This Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.
The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
1. This communication supplements, forms a part of, and is subject to, the ISDA Master Agreement dated June 25, 2008 between Counterparty and Calyon (the “Agreement”) as amended and supplemented from time to time, between the Counterparty and Calyon.
2. The terms of the first Transaction (Floor Sold, CALNY ref: 3087806NY) to which this Confirmation relates are as follows:

Type of Transaction:	Floor Sold Transaction

Notional Amount:	USD 2,700,000,000.00

Trade Date:	October 13, 2009

Effective Date:	October 1, 2009

Termination Date:	December 31, 2009, subject to adjustment in accordance with the modified following business day convention.
Ref:__TBA                     Marketing:

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Amount:	USD 6,873,000.00

Fixed Rate Payer Payment Dates:	October 15, 2009
Floating Amounts :

Floating Rate Payer:	CALNY

Floating Rate Day Count Fraction:	Actual/360

Floating Rate Payment Dates:	Monthly on the 1st day of each month, commencing on
November 1, 2009 and ending on the Termination
Date, subject to adjustment in accordance with the
Modified Following Business Day Convention.

Calculation Period:	For the purposes of this Transaction, the final
Calculation Period for the party will end on, and
include, the Termination Date.

Floor Rate:	2.00%

Reset Date:	September 13th, October 13th, November 13th

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One (1) Month

Spread:	None

Compounding:	Inapplicable

Business Days:	London and New York

Calculation Agent:	CALNY
3. The terms of the second Transaction (Floor Purchased, CALNY ref: 3087801 NY) to which this Confirmation relates are as follows:

Type of Transaction:	Floor Purchased Transaction

Notional Amount:	USD 2,700,000,000.00

Trade Date:	October 13, 2009

Effective Date:	October 1, 2009
Ref:___TBA                     Marketing:

Termination Date:	December 31, 2009, subject to adjustment in
accordance with the modified following business
day convention.
Fixed Amounts:

Fixed Rate Payer:	CALNY

Fixed Amount:	None
Floating Amounts :

Floating Rate Payer:	COUNTERPARTY

Floating Rate Day Count Fraction:	Actual/360

Floating Rate Payment Dates:	Monthly on the 1st day of each month, commencing on
November 1, 2009 and ending on the Termination
Date, subject to adjustment in accordance with the
Modified Following Business Day Convention.

Calculation Period:	For the purposes of this Transaction, the final
Calculation Period for the party will end on, and
include, the Termination Date.

Floor Rate:	1.00%

Reset Date:	September 13th, October 13th, November 13th

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One (1) Month

Spread:	None

Compounding:	Inapplicable

Business Days:	London and New York

Calculation Agent:	CALNY

4. Account Details:

Payment of USD to CALNY:	CALYON NEW YORK
A/C Calyon New York Branch
A/C 01-88180-3211-00-00-1-180

Payment to Counterparty:	JP MORGAN CHASE BANK, DALLAS
ABA: 113000609
Favor of: Ashford Hospitality Trust
Account: 08806397111
Ref: TBA                     Marketing:

5. Offices and Address for Notice: in connection with this Swap Transaction:
(a)	CALNY: its branch office is in New York at 1301 Avenue of the Americas, New York, New York 10019 USA

(b)	Counterparty: its office is in Dallas, Texas.
6. THE COUNTERPARTY IS HEREBY REQUESTED TO SIGNIFY ITS ACCEPTANCE OF THE TERMS OF THIS CONFIRMATION PROMPTLY BY SIGNING A COPY HEREOF AND RETURNING IT TO CALYON NEW YORK BRANCH IN THE MANNER PROVIDED IN SECTION 12 OF THE AGREEMENT.
UNLESS CALYON NEW YORK BRANCH SHALL HAVE RECEIVED WRITTEN OBJECTION TO THE TERMS OF THIS CONFIRMATION WITHIN FIVE BUSINESS DAYS (DEFINED BELOW) OF THE DATE FIRST ABOVE WRITTEN, THE COUNTERPARTY SHALL BE DEEMED TO HAVE ACCEPTED SUCH TERMS WITHOUT ANY FURTHER ACT ON THE PART OF CALYON NEW YORK BRANCH, THE COUNTERPARTY, OR ANY OTHER PERSON. FOR PURPOSES HEREOF, “BUSINESS DAY” SHALL HAVE THE MEANING SET FORTH IN SECTION 5-701 B.3. (B) OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
Each party agrees to make payments to the other party in accordance with the provisions set forth or incorporated by reference in this Confirmation.
IN WITNESS WHEREOF the parties have executed this Confirmation as of the date first above written.

CALYON NEW YORK BRANCH	ASHFORD HOSPITALITY LP

Authorized Signature:	Authorized Signature:

/s/ Margaret Tam

Name Margaret Tam	Name:

Title: Senior Associate	Title:

/s/ Ivy De Jesus

Name: Ivy De Jesus
Title: Vice President
Ref:___TBA                     Marketing:

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